UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2008
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3260 Whipple Road Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 31, 2008, Questcor Pharmaceuticals, Inc., a California corporation (the “Company”) entered into a transition arrangement with Mr. George Stuart, the Company’s Senior Vice President of Finance and Chief Financial Officer. Mr. Stuart resides in Southern California and has been commuting to the Company’s location in Northern California for the past three years. Mr. Stuart desires to remain in Southern California.
     In connection with this transition, Mr. Stuart and the Company entered into a transition agreement pursuant to which Mr. Stuart has agreed to continue working in his current capacity until the Company hires a new Chief Financial Officer and, for a period of six (6) months thereafter as a part-time employee of the Company to assist with the transition. The transition agreement provides continued compensation during the six (6) month transition period of $17,333.33 per month, continuation of benefits and continued stock option vesting. The agreement also provides for severance to be paid to Mr. Stuart at the end of his part-time employment in the amount of $26,000 plus $20,000 for each month remaining on his six (6) month term of part-time employment at the end of such employment. The description of the transition agreement is qualified in its entirety by reference to the copy of the transition agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
       On August 5, 2008, the Company issued a press release announcing Mr. Stuart’s transition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
       The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Transition Agreement, dated as of July 31, 2008, by and between the Company and George M. Stuart.

99.1	Questcor Pharmaceuticals, Inc. Press Release dated August 5, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2008	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ Don Bailey

Don Bailey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Agreement, dated as of July 31, 2008, by and between the Company and George M. Stuart.

99.1	Questcor Pharmaceuticals, Inc. Press Release dated August 5, 2008.